SCHEDULE 14A INFORMATION



Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]


Check the appropriate box:


[ ]  Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[X]  Definitive Proxy Statement

[ ]  Definitive Additional Materials

[ ] Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12


                      JLM Couture, Inc.
     (Name of Registrant as Specified In Its Charter)


                     Richard S. Kalin
(Name of Person(s) Filing Proxy Statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

                            JLM COUTURE, INC.
                        (a Delaware Corporation)

                      Notice of 1999 Annual Meeting
                       of Shareholders to be held
                      at 10:00 A.M. on June 7, 1999




To the Shareholders of
JLM COUTURE, Inc.:


     NOTICE IS HEREBY GIVEN that the 1999 Annual Meeting of Shareholders (the "Meeting") of JLM COUTURE, INC. (the "Company") will be held on June 7, 1999 at 10:00 A.M. at the offices of Kalin & Associates, P.C. located at One Penn Plaza, Suite 1425, New York, NY, to consider and vote on the following matters described under the corresponding numbers in the attached Proxy Statement:

     1.   Election of three directors; and

     2. Such other matters as may be properly come before the Meeting.

     The Board of Directors has fixed April 8, 1999, at the close of business, as the record date for the determination of shareholders entitled to vote at the Meeting, and only holders of shares of Common Stock of the Company of record at the close of business on that day will be entitled to vote. The stock transfer books of the Company will not be closed.

     A complete list of shareholders entitled to vote at the Meeting shall be available for examination by any shareholder, for any purpose germane to the Meeting, during ordinary business hours from May 7, 1999 until the Meeting at the offices of the Company. The list will also be available at the Meeting.

     Whether or not you expect to be present at the Meeting, please fill in, date, sign, and return the enclosed Proxy, which is solicited by management. The Proxy is revocable and will not affect your vote in person in the event you attend the Meeting.

                           By Order of the Board of Directors




                           Joseph E. O'Grady, Secretary


Date: April 26, 1999

     Request for additional copies of proxy material and the Company's Annual Report for its fiscal year ended October 31, 1998 should be addressed to Shareholder Relations, JLM Couture, Inc., 225 West 37th Street, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.

                             JLM COUTURE, INC.

                          225 West 37th Street
                           New York, NY  10018

                             Proxy Statement

     The enclosed proxy is solicited by the management of JLM Couture, Inc. (the "Company") in connection with the 1999 Annual Meeting of Shareholders (the "Meeting") to be held on June 7, 1999 at 10:00 A.M. at the offices of Kalin & Associates, P.C., One Penn Plaza, Suite 1425, New York, NY and any adjournment thereof. The Board of Directors has set April 8, 1999 as the record date for the determination of shareholders entitled to vote at the Meeting. A shareholder executing and returning a proxy has the power to revoke it at any time before it is exercised by filing a later proxy with, or other communication to, the Secretary of the Company or by attending the Meeting and voting in person.

     The proxy will be voted in accordance with your directions as to:

     (1) The election of the persons listed herein as directors of the Company; and

     (2) Such other matters as may properly come before the Meeting.

     In the absence of direction, the proxy will be voted in favor of management's proposals.

     The entire cost of soliciting proxies will be borne by the Company. The costs of solicitation, which represent an amount believed to be normally expended for a solicitation relating to an uncontested election of directors, will include the costs of supplying necessary additional copies of the solicitation materials and the Company's Annual Report to Shareholders for its fiscal year ended October 31, 1998 ("Fiscal 1998")(the "Annual Report") to beneficial owners of shares held of record by brokers, dealers, banks, trustees, and their nominees, including the reasonable expenses of such recordholders for completing the mailing of such materials and Annual Reports to such beneficial owners.

     Only shareholders of record of the Company's 2,057,405 shares of Common Stock (the "Common Stock") outstanding at the close of business on April 7, 1999 will be entitled to vote. Each share of Common Stock is entitled to one vote. Holders of a majority of the outstanding shares of Common Stock must be represented in person or by proxy in order to achieve a quorum. The proxy statement, the attached notice of meeting, the enclosed form of proxy and the Annual Report are being mailed to shareholders on or about April 26, 1999. The mailing address of the Company's principal executive offices is 225 West 37th Street, New York, NY 10018.


                     1.  ELECTION OF DIRECTORS

     Three directors are to be elected by a majority of the votes cast at the Meeting, each to hold office until the next Annual Meeting of Shareholders and until his respective successor is elected and qualifies. The persons named in the accompanying proxy have advised management that it is their intention to vote for the election of the following nominees as directors unless authority is withheld:

                Joseph L. Murphy
                Daniel M. Sullivan
                Joseph E. O'Grady

     Management has no reason to believe that any nominee will be unable to serve. In the event that any nominee becomes unavailable, the proxies may be voted for the election of such person or persons who may be designated by the Board of Directors.

     The following table sets forth certain information as to the persons nominated for election as directors of the Company at the Meeting, all of whom are presently directors of the Company:

                              Position with            Director
Name                Age       the Company              Since

Joseph L. Murphy     43       Chief Executive          April 1986
                              and Financial Officer,
                              Director

Daniel M. Sullivan   73       Chairman of the          September 1986
                              Board of Directors

Joseph E. O'Grady    76       Secretary and Director   February 1991

     Joseph L. Murphy, a founder of the Company, has been a director of the Company since its inception. During Fiscal 1992, Mr. Murphy was appointed President. In February 1993, Mr. Murphy was appointed Chief Executive Officer. Mr. Murphy is the brother of Mark Murphy, the Company's Vice President - Operations.

     Daniel M. Sullivan became a director in September 1986 and was elected Chairman of the Board in 1989. In 1989, Mr. Sullivan retired as President and Chief Executive Officer of Frost & Sullivan, Inc., a publicly-traded publisher of market research studies, a position he had held for more than five years prior to his retirement.

     Joseph E. O'Grady was appointed to the Board of Directors in February 1991. In December 1992, Mr. O'Grady was appointed Secretary of the Company. For more than the past five years, Mr. O'Grady has been the President of JOG Associates, Inc., a privately-held financial consulting firm based in Hicksville, New York. JOG Associates, Inc. arranges business financing and provides financial consulting services for closely-held companies.

     Directors serve until the next annual meeting of stockholders and until their respective successors are elected and qualify.

     During Fiscal 1998, the Board of Directors met informally. It acted four times by unanimous written consent.

OTHER EXECUTIVE OFFICERS

                              Position with        Position
Name                Age       the Company          Held Since

Mark Murphy         34        Secretary and        May 1993
                              Vice President-
                              Operations

     Mark Murphy, 34, was appointed Vice President - Operations in
May 1993. Mr. Mark Murphy joined the Company in January 1993. Prior to his joining the Company, Mr. Mark Murphy was employed as a manager by Accurate Testing Co., a metals testing company based in California, a position he had held since 1988. Mr. Mark Murphy is the brother of Joseph L. Murphy, the Company's President.

     COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT
OF 1934.

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Based solely on its review of the copies of such forms received by it, the Company believes that during Fiscal 1998 all executive officers and directors of the Company complied with all applicable filing requirements.

AUDIT AND COMPENSATION COMMITTEE

     During Fiscal 1998, the Audit and Compensation Committee (the "Audit Committee") consisting of Messrs. O'Grady and Sullivan did not meet or act by unanimous written consent.

EXECUTIVE COMPENSATION

     The following table sets forth information relating to the cash compensation received during the Company's last three fiscal years by the Company's President. None of the Company's other officers had cash compensation in Fiscal 1998 of more than $100,000 per year:

                           SUMMARY COMPENSATION TABLE


Name and              Annual Com-  Other          Long Term      Other
Principal      Fiscal pensation    Annual Com-    Compensation   Compen-
Position       Year   Salary ($)   pensation ($)  Options        sation($)

Joseph L.      1998    178,833     45,703          200,000        10,132
Murphy,        1997    150,000     76,102          100,000        10,639
President      1996    150,000     47,262           50,000        14,708


     EMPLOYMENT AGREEMENT

          On May 19, 1998, Mr. Joseph L. Murphy entered into an amended employment agreement (the "Agreement") with the Company. The Agreement terminates May 19, 2003, unless terminated earlier. The base salary commences at $200,000 per annum. As additional compensation, Mr. Murphy receives five percent (5%) of the Company's annual pre-tax profits. As additional compensation, Mr. Murphy was granted a five year option to purchase 200,000 shares of Common Stock of the Company exercisable at a rate of 50,000 shares immediately and 50,000 shares on each yearly anniversary date thereof at an exercise price of $2.5625 per share, that being the fair market value of a share of Common Stock on the date of grant.

STOCK OPTION PLANS

     On November 17, 1986, the Company adopted an Incentive Stock Option Plan (the "Plan") pursuant to which options to purchase up to an aggregate of 100,000 shares of Common Stock could be granted. Such options are intended to qualify as "incentive stock options" within the meaning of Section 422A of the Code ("Incentive Options").

     In November 1994, the Board adopted and a majority of the Company's shareholders approved a 1 for 3 reverse stock split, which automatically decreased the authorized shares of Common Stock under the Plan to 33,333. The Plan was amended in February 1996 to increase the number of shares for which options could be granted to 100,000. A majority of the Company's stockholders approved the Plan, as amended, in March 1996. During Fiscal 1996, options to purchase an aggregate of 100,000 shares of Common Stock were granted to 10 employees of the Company. These options expire four and three years from the date of issuance and are exercisable at prices ranging from $.87 and $2.125 per share.

     The Plan is administered by the Board of Directors which has the authority to determine the persons to whom Incentive Options may be granted, the number of shares of Common Stock to be covered by each Incentive Option, the time or times at which the Incentive Options may be granted or exercised and, for the most part, the terms and provisions of the Incentive Options. The exercise price of Incentive Options granted under the Plan may not be less than the fair market value of the shares of Common Stock on the date of grant.

     On August 26, 1996, the Company adopted a second stock option plan (the "1996 Plan"). The 1996 Plan provides for the issuance of incentive and non statutory stock options to employees, consultants advisors and/or directors for a total of up to 100,000 shares of Common Stock. The 1996 Plan was amended by the Board of Directors (subject to stockholder approval) in September 1998 to increase the authorized number of shares thereunder from 100,000 to 250,000 shares. A majority of the Company's stockholders approved the amendment to the 1996 Plan in October 1998, at the Company's last Annual Meeting of Shareholders. The exercise price of options granted may not be less than the fair market of the shares on the date of grant (110% of such fair market value for a holder of more than 10% of the Company's Common Stock). The 1996 Plan will terminate on August 26, 2006.

     During Fiscal 1998, Mr. Joseph L. Murphy, received a non-incentive stock option for 200,000 shares of Common Stock, exercisable at $2.5625 per share.

               AGGREGATED OPTION EXERCISES IN LAST FISCAL
               YEAR AND FISCAL YEAR-END (FYE) OPTION VALUES

                                                  Value of
                                                  Unexercised
                                   Number         In-the-Money
                                   Of Unexercised Options
                                   Options        At FYE End
          Shares                   At FYE         Acquired ($)
          Acquired     Value       Exercisable/   Exercisable/
Name      On Exercise  Realized(1) Unexercisable  Unexercisable (1)

Joseph L.
Murphy            -         -      150,000/150,000      0/0

Mark
Murphy          38,333    41,687         0/0            0/0

Joseph E.
O'Grady           -         -        3,334/6,666        0/0

Daniel M.
Sullivan          -         -       10,334/6,666      575/0
________________

(1)  Represents fair market value of Common Stock at October 31,
     1998 of $2.4375 as reported by NASDAQ, less the exercise price.

COMPENSATION OF DIRECTORS

     Directors not employed by the Company are compensated as consultants for the time spent on Company matters, including attendance at directors' and other meetings. During Fiscal 1998, Mr. Sullivan received $30,000 and Mr. O'Grady received $47,265 as consultant fees. Mr. O'Grady's remuneration is also reported in the Summary Compensation Table above. See "Stock Option Plans" above.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

     The following table sets forth as of February 19, 1999, the number of shares of Common Stock held of record or beneficially (i) by each person who held of record, or was known by the Company to own beneficially, more than five percent of the outstanding shares of Common Stock, (ii) by each director and (iii) by all officers and directors as a group:

                         Number of           Percent of
Names and Address        Shares Owned (1)    Outstanding Shares


Joseph L. Murphy              598,097(2)(5)          26.5%
225 West 37th Street
New York, NY 10123

Daniel M. Sullivan            174,673(2)(5)           8.4%
225 West 37th Street
New York, NY 10123

Harvest Capital                78,740                 3.8%
Corporation
225 West 37th Street
New York, NY 10123

Joseph E. O'Grady               8,000(2)               (6)

FMR Corp.                     181,500(3)              8.8%
82 Devonshire Street
Boston, MA 02109

Carl Seaman                   281,666(4)             13.6%
12 The Poplars
Roslyn, NY 11576

All Directors and
  officers as a
  group (4 persons)           711,811(2)(5)          31.3%
_________________

(1) Unless otherwise indicated, all shares of Common Stock are owned directly.

(2)  Includes 200,000, 13,334, 3,334 and 213,668 shares for Messrs.
     J. L. Murphy, Sullivan, O'Grady and all officers and directors as a group, respectively, that are issuable upon exercise of presently exercisable options at an average exercise price of approximately $4.32 per share.

(3)  Based on information on Schedule 13G/A dated February 1, 1999.

(4) Based on information on Schedule 13D dated June 1, 1995 filed with the Company on behalf of Mr. Seaman.

(5) Pursuant to the Securities Exchange Act of 1934, in addition to the ownership of Common Stock set forth above, Mr. Joseph
     L. Murphy, by virtue of his position with (President and a director) and ownership of 22.1% of the outstanding Common Stock of Harvest Capital Corporation ("Harvest") and Mr. Sullivan, by virtue of his position with Harvest (Secretary and a director), are considered to be the beneficial owners of the shares of Common Stock owned by Harvest. Messrs. Murphy and Sullivan disclaim beneficial ownership of these shares.

(6)  Less than one percent.

     The Company is unaware of any arrangement, the operation of which, at a subsequent date, may result in a change of control of the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On December 22, 1998, Mr. Joseph L. Murphy purchased from the Company 200,000 shares of Common Stock at a price of $2.25 per share, the market value of such shares on such date. The purchase was financed by Mr. Murphy executing a ten year promissory note due to the Company in the principal amount of $450,000. The promissory note bears interest at 5% per annum and requires annual principal payments of $45,000 with accrued interest. The purchase was approved by the unanimous consent of the Board of Directors of the Company. The Company sold these shares to Mr. Murphy because it was deemed to be in the best interests of the Company for him to increase his equity ownership in the Company to better align his interest with that of the other shareholders of the Company.


                             2.  OTHER MATTERS

     The Board of Directors has no knowledge of any other matters which may come before the Meeting and does not intend to present any other matters. However, if any other matters shall properly come before the Meeting or any adjournment thereof, the persons named as proxies will have discretionary authority to vote the shares of Common Stock represented by the accompanying proxy in accordance with their best judgment.

INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected Arthur Andersen LLP, independent certified public accountants, auditors of its Fiscal 1998 financial statements, as the auditors of the financial statements of the Company for its current fiscal year ending October 31, 1999. A member of such firm is expected to be at the Meeting and will be given the opportunity to make a statement and to answer questions any shareholders may have.

SHAREHOLDERS' PROPOSALS

     Any shareholder of the Company who wishes to present a proposal to be considered at the next annual meeting of shareholders of the Company and who wishes to have such proposal presented in the Company's Proxy Statement for such meeting must deliver such proposal in writing to the Company at 225 West 37th Street, Fifth Floor, New York, New York 10018 on or before December 7, 1999.


                              By Order of the Board of Directors



                              Joseph E. O'Grady
                              Secretary

Dated: April 26, 1999

                                   PROXY

                             JLM COUTURE, INC.
                     225 West 37th Street, 5th Floor
                           New York, NY 10018


     This Proxy is solicited on behalf of the Board of Directors.

     The undersigned, revoking all previous proxies, hereby appoints Joseph L. Murphy, Daniel M. Sullivan and Joseph E. O'Grady, and each of them, proxies with power of substitution to each, for and in the name of the undersigned to vote all shares of Common Stock of JLM Couture, Inc. (the "Company") which the undersigned would be entitled to vote if present at the Annual Meeting of Shareholders of the Company to be held on June 7, 1999, at 10:00 A.M. at the offices of Kalin & Associates, P.C. located at One Penn Plaza, Suite 1425, New York, NY, and any adjournments thereof, upon the matters set forth in the Notice of Annual Meeting.

     The undersigned acknowledges receipt of the Notice of Annual
Meeting, Proxy Statement and the Company's 1998 Annual Report.


     1.   ELECTION OF DIRECTORS

          FOR all nominees listed            WITHHOLD Authority to
          below (except as marked            vote for all nominees
          to the contrary below)             listed below

(INSTRUCTION: To withhold authority to vote for an individual nominee, strike a line through such nominee's name in the list below.)

             JOSEPH L. MURPHY, DANIEL M. SULLIVAN AND
                        JOSEPH E. O'GRADY


         FOR _______________         AGAINST _______________


     2. IN THEIR DISCRETION, ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

         FOR _______________         AGAINST _______________


     PLEASE SIGN ON THE NEXT PAGE AND RETURN THIS PROXY
     PROMPTLY IN THE ENCLOSED ENVELOPE
     THIS PROXY IS
     SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS and when properly executed will be voted as directed herein. If no direction is given, this Proxy will be voted FOR proposals 1 and 2.


DATED:                  , 1999



(Signature)



(Signature, if held jointly)


Where stock is registered in the
names of two or more persons ALL
should sign.  Signature(s) should
correspond exactly with the name(s)
as shown above.  Please sign, date
and return promptly in the enclosed
envelope.  No postage need be affixed
if mailed in the United States.

     Requests for copies of proxy statements, the Company's Annual Report for its fiscal year ended October 31, 1998 or the Company's Annual Report for its fiscal year ended October 31, 1998 on Form 10-KSB should be addressed to Shareholder Relations, JLM Couture, Inc., 225 West 37th Street, New York, NY 10018. This material will be furnished without charge to any shareholder requesting it.




















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